Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Cash and cash equivalents
Cash and cash equivalents consisted of the following:

	At December 31
	2018	2017
	(€ million)
Cash at banks	€4,774	€6,396
Money market securities	4,352	6,242
Other cash equivalents	€3,324	—
Total Cash and cash equivalents	€12,450	€12,638

Cash and cash equivalents held in certain foreign countries (primarily in China and Argentina) are subject to local exchange control regulations providing for restrictions on the amount of cash, other than dividends, that can leave the country. Refer to Note 2, Basis of preparation for details on the impact of the adoption of IFRS 9.